UNITED STATES
                       SECURITIES AND  EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM  8-K

                                 CURRENT  REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE  OF  REPORT  (DATE  OF  EARLIEST  EVENT  REPORTED)   FEBRUARY 9, 2005
                                                  -------------------

                          MACDERMID,  INCORPORATED
                          ------------------------
       (EXACT  NAME  OF  REGISTRANT  AS  SPECIFIED  IN  ITS  CHARTER)

          CONNECTICUT             1-13889        06-0435750
          -----------            ---------       ----------
(STATE  OR  OTHER  JURISDICTION   (COMMISSION     (I.R.S.  EMPLOYER
     OF  INCORPORATION  )        FILE  NUMBER)   IDENTIFICATION  NO.)

1401  BLAKE  STREET,  DENVER,  COLORADO                   80202
--------------------------------------------------------------
(ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)        (ZIP  CODE)

REGISTRANT'S  TELEPHONE  NUMBER,  INCLUDING  AREA  CODE:  (720)  479-3060
                                                     --------------

               245 FREIGHT STREET,  WATERBURY, CONNECTICUT  06702
               ---------------------------------------------------
         (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED
                               SINCE LAST REPORT.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM  2.02.  RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION
On February 9, 2005, MacDermid, Inc. issued a press release setting forth its earnings for the fourth fiscal quarter of 2004 ended December 31, 2004. A copy of its press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Pursuant to instruction B.6 of Form 8-K, the information contained in this report shall not be deemed to be "filed" with the Securities and Exchange Commission for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.




ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS
EXHIBIT  NO.     DESCRIPTION
------------     -----------
99.1          Press  release,  dated February 9, 2005, issued by MacDermid, Inc.


SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 MacDermid,  Incorporated
        (Registrant)


Date:  February 9,  2005                   /s/  Gregory  M.  Bolingbroke
                                           Senior  Vice  President, Finance